UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2010
SAGA COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-11588 (Commission File Number)	38-3042953 (IRS Employer Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI (Address of Principal Executive Offices)	48236 (Zip Code)
Registrant’s telephone number, including area code: (313) 886-7070
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On May 10, 2010, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Saga Communications, Inc. (the “Company”) and upon recommendation of the Board of Directors of the Company, the stockholders of the Company approved the Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan and the performance goals thereunder (the “Amended and Restated 2005 Plan”). The Company’s Board of Directors unanimously approved the Amended and Restated 2005 Plan on March 9, 2010 subject to stockholder approval. The summary description of the Amended and Restated 2005 Plan is set forth on pages 13 through 17 of the Company’s Definitive Proxy Statement on Schedule 14A (the “2010 Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on April 20, 2010. This summary is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Amended and Restated 2005 Plan, which was filed as Appendix A to the Company’s 2010 Proxy Statement.
     On May 10, 2010, at the Annual Meeting, and upon recommendation of the Board of Directors of the Company, the stockholders of the Company re-approved the Chief Executive Officer Annual Incentive Plan of Saga Communications, Inc.(the “CEO Plan”) and the material terms of the performance goals set forth in the CEO Plan. The Company’s Board of Directors unaminously approved the CEO Plan on March 9, 2010 subject to stockholder approval. The summary description of the CEO Plan is set forth on pages 17 through 19 of the Company’s 2010 Proxy Statement filed with the Commission on April 20, 2010. This summary is incorporated herein by reference and is qualified in its entirety by reference to the full text of the CEO Plan, which was filed as Appendix B to the Company’s 2010 Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     The Annual Meeting was held on May 10, 2010.
     At the Annual Meeting, the stockholders voted on the following matters:
     (1) The six nominees for election as directors for the ensuing year, and until their successors are elected and qualified, received the following votes:

Name	For	Against
Clarke Brown*	1,882,235	1,354,951
Gary Stevens*	1,884,010	1,353,176
Donald Alt	8,984,204	239,412
Brian Brady	8,986,767	236,849
Edward K. Christian	8,328,615	895,001
David Stephens	7,871,253	1,352,363

*	Elected by the holders of Class A Common Stock.
     (2) The proposal to approve the Amended and Restated 2005 Plan and the performance goals thereunder was approved with 8,284,548 votes cast for, 935,729 votes cast against, 3,339 abstentions and 235,509 broker non-votes.

     (3) The proposal to re-approve the CEO Plan was approved with 8,877,481 votes cast for, 343,106 votes cast against, 3,029 abstentions and 235,509 broker non-votes.
     (4) The proposal to ratify the selection by the Board of Directors of Ernst & Young LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2010 was approved with 9,372,305 votes cast for, 85,898 votes cast against and 922 abstentions.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10(g)	Chief Executive Officer Annual Incentive Plan of Saga Communications, Inc. is incorporated herein by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 20, 2010 (File No. 001-11588).

10(h)	Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan is incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 20, 2010 (File No. 001-11588).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.
Dated: May 14, 2010	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President, Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
10(g)	Chief Executive Officer Annual Incentive Plan of Saga Communications, Inc. is incorporated herein by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 20, 2010 (File No. 001-11588).

10(h)	Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan is incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 20, 2010 (File No. 001-11588).